Exhibit 25.3


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ___________________________

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                          ___________________________

                                CITIBANK, N.A.

A National Banking Association
                                                            13-5266470
                                                            (I.R.S. employer
                                                            identification no.)

399 Park Avenue, New York, New York                         10043
(Address of principal executive office)                     (Zip Code)

                          ___________________________

                       DaimlerChrysler Auto Trust 2001-
   THAT ISSUES NOTES UNDER THE RELATED PROSPECTUS AND PROSPECTUS SUPPLEMENT
              (Exact name of Obligor as specified in its charter)

         Delaware                                           Applied for
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

c/o Chase Manhattan Bank USA, National Association, as Owner Trustee c/o JPMorgan Chase Bank
500 Stanton Christiana Road, FL 3/0PS4
Newark, Delaware                                            19713
Or such other address specified in the applicable
Prospectus Supplement
(Address of principal executive offices)                    (Zip Code)

                          ___________________________
                            Asset Backed Securities

Item 1.  General Information.

          Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                        Address
          ----                                        -------
          Comptroller of the Currency                 Washington, D.C.

          Federal Reserve Bank of New York            New York, NY
          33 Liberty Street
          New York, NY

          Federal Deposit Insurance Corporation       Washington, D.C.

    (b)   Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.  Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16. List of Exhibits.

          List below all exhibits filed as a part of this Statement of Eligibility.

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

          Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

          Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

          Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

          Exhibit 5 - Not applicable.

          Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

          Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A.

          Exhibit 8 - Not applicable.

          Exhibit 9 - Not applicable.

                              __________________


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 18th day of January, 2002.



                                      CITIBANK, N.A.

                                      By   /s/ Jennifer Cupo
                                         ------------------------------
                                           Jennifer Cupo
                                           Vice President